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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): August 9, 2006


                                  IVOICE, INC.
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             (Exact name of registrant as specified in its chapter)


  NEW JERSEY                        000-29341                    51-0471976
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  (State of                        (Commission                (I.R.S. Employer
organization)                      File Number)              Identification No.)


      750 HIGHWAY 34, MATAWAN, NJ                             07747
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code: (732) 441-7700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


     On August 9, 2006, iVoice, Inc. entered into a Stock Purchase Agreement dated August 7, 2006 by and among Thomas Pharmaceuticals Ltd.,Thomas Pharmaceutical Acquisition Corp. and iVoice, Inc., whereby Thomas Pharmaceutical Acquisition Corp. agreed to purchase all of the securities of Thomas Pharmaceuticals Ltd., a wholly subsidiary of iVoice, Inc., for the purchase price of $1,235,100 plus twenty-five (25%) percent thereof, plus interest and dividends accrued under the terms of such securities through the Closing Date. The securities of Thomas Pharmaceuticals Ltd., presently held by iVoice, Inc., to be purchased by Thomas Pharmaceutical Acquisition Corp. are: 100 shares of Class A Common Stock, 550 shares of Series B Convertible Preferred Stock, $360,000 of 10% Securied Convertible Debentures issued January 6, 2006, $100,000 of Administrative Service Convertible Debentures due January 1, 2013 issued January 6, 2006, and $225,000 of Secured Convertible Debentures due January 1, 2013 issued April 27, 2006. This Stock Purchase Agreement may be terminated by iVoice, Inc. should this transaction not be consummated by October 31, 2006.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


d)         EXHIBITS

          10.1 Stock Purchase Agreement dated August 7, 2006 by and among Thomas Pharmaceuticals Ltd.,Thomas Pharmaceutical Acquisition Corp. and iVoice, Inc.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVOICE, INC,

Date: August 16, 2006       By: /s/ Jerome R. Mahoney
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                                Jerome R. Mahoney
                                President, Secretary and Chief Executive Officer
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                                INDEX OF EXHIBITS

          10.1 Stock Purchase Agreement dated August 7, 2006 by and among Thomas Pharmaceuticals Ltd.,Thomas Pharmaceutical Acquisition Corp. and iVoice, Inc.